UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 30, 2020
(Date of earliest event reported)

Benchmark 2020-B20 Mortgage Trust
(Central Index Key Number 0001824482)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

Goldman Sachs Mortgage Company
(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-226123-10	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue,	New York, New York	10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On October 30, 2020 (the “Closing Date”), J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused (i) the issuance of the Benchmark 2020-B20 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-B20 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of October 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated October 20, 2020 and filed with the Securities and Exchange Commission on October 30, 2020 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced Servicing Agreement”). Each such Non-Serviced Servicing Agreement is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced Servicing Agreement, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
Moffett Place – Building 6	4.7	4.2
120 Wall Street	4.8	N/A(1)
MGM Grand & Mandalay Bay	4.9	4.3
4 West 58th Street	4.10	N/A
Coleman Highline	4.11	4.4
Agellan Portfolio	4.12	4.5
333 South Wabash	4.13	4.4
Redmond Town Center	4.14	4.4
USAA Plano	4.15	4.4
The Hub	4.16	N/A
Troy Technology Park	4.17	N/A
Amazon Industrial Portfolio	4.18	4.4
711 Fifth Avenue	4.19	4.6

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject

Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $746,733,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), Academy Securities, Inc. and Drexel Hamilton, LLC (together with JPMS, DBSI, CGMI, GS&Co. and Drexel, in such capacity, the “Underwriters”), pursuant to an underwriting agreement, dated as of October 19, 2020 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

On October 30, 2020, the Registrant also sold the Class X-D, Class X-F, Class X-G, Class X-H, Class X-NR, Class D, Class E, Class F, Glass G, Class H, Class NR, Class S and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $111,581,432, to JPMS, DBSI, CGMI and GS&Co. (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated October 19, 2020, between the Registrant and the Initial Purchasers (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the Benchmark 2020-B20 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed on October 30, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of thirty four commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of October 30, 2020 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB, (ii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of October 30, 2020, between the Registrant and GACC, (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of October 30, 2020 (the “CREFI Mortgage Loan Purchase Agreement”), between the Registrant and CREFI, and (iv) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of October 30, 2020 (the “GSMC Mortgage Loan Purchase Agreement”), between the Registrant and GSMC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated October 20, 2020 and as filed with the Securities and Exchange Commission on October 30, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of October 20, 2020.

On October 30, 2020, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $746,733,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $6,577,735, were approximately $840,590,997. Of the expenses paid by the Registrant, approximately $199,957 were paid directly to affiliates of the Registrant, $41,325 in the form of fees were paid to the Underwriters, $107,445 were paid to or for the Underwriters and $6,229,008 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-226123) was originally declared effective on September 11, 2018. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement. Further information regarding such sales has been previously provided in the Depositor’s Prospectus.

Credit Risk Retention

On October 30, 2020, the Registrant also transferred the VRR Interest, having an aggregate principal amount of $45,174,444, to JPMorgan Chase Bank, National Association (in such capacity, the “Retaining Sponsor”), CREFI and GSMC (together with CREFI and the Retaining Sponsor, the “Retaining Parties”) as follows: (i) $28,689,822 Certificate Balance of the Class RR Certificates to the Retaining Sponsor, pursuant to the JPMCB Mortgage Loan Purchase Agreement, (ii) $6,730,622 Certificate Balance of the Class RR Certificates to CREFI, pursuant to the CREFI Mortgage Loan Purchase Agreement and (iii) the RR Interest to Goldman Sachs Bank USA pursuant to the GSMC Mortgage Loan Purchase Agreement. The VRR Interest was transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Retaining Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by the purchase of the VRR Interest by the Retaining Parties from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by the Retaining Parties).

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of October 19, 2020, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of October 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the MOFT 2020-B6 certificates, dated as of August 6, 2020, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian.
Exhibit 4.3	Trust and Servicing Agreement governing the issuance of the BX 2020-VIVA certificates, dated as of May 5, 2020, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator.
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the Benchmark 2020-B19 certificates, dated as of September 1, 2020, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the BMARK 2020-B18 certificates, dated as of July 1, 2020, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the GSMS 2020-GC47 certificates, dated as of May 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.7	Co-Lender Agreement, dated as of August 27, 2020, by and between DBR Investments Co. Limited, as an Initial Note A Holder, JPMorgan Chase Bank, National Association, as an Initial Note A Holder, DBR Investments Co. Limited, as Initial Note B-1 Holder and JPMorgan Chase Bank, National Association, as Initial Note B-2 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of October 1, 2020, by and among Wells Fargo Bank, National Association, JPMorgan Chase Bank, National Association and Citi Real Estate Funding Inc.
Exhibit 4.9	Amended and Restated Agreement Between Noteholders, dated as of July 23, 2020, by and among Citi Real Estate Funding Inc., as Initial Noteholder of Note A-5, Note A-9, Note B-5-A, Note B-9-A and Note B-5-B, Barclays Capital Real Estate Inc., as Initial Noteholder of Note A-6, Note B-6-A and Note B-6-B, German American Capital Corporation, as Initial Noteholder of Note A-7, Note B-7-A and Note B-7-B, Societe Generale Financial Corporation, as Initial Noteholder of Note A-8, Note A-12, Note B-8-A, Note B-12-A and Note B-8-B, Barclays Bank PLC, as Initial Noteholder of Note A-10 and Note B-10-A, Deutsche Bank AG, New York Branch, as Initial Noteholder of Note A-11 and Note B-11A, Wilmington Trust, National Association, as Trustee on behalf of the Registered Holders of the BX Commercial Mortgage Trust 2020-VIVA, Commercial Mortgage Pass-Through Certificates, Series 2020-VIVA, as Initial Noteholder of Note A-1, Note A-2, Note A-3, Note A-4, Note B-1-A, Note B-2-A, Note B-3-A, Note B-4-A, Note B-1-B, Note B-2-B, Note B-3-B, Note B-4-B, Note C-1, Note C-2, Note C-3 and Note C-4, and Citibank, N.A., as Initial Agent.
Exhibit 4.10	Co-Lender Agreement, dated as of October 30, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder.
Exhibit 4.11	Agreement Between Noteholders, dated as of August 28, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, DBR Investments Co. Limited, as Initial Note A-2 Holder, DBR Investments Co. Limited, as Initial Note A-3 Holder, DBR Investments Co. Limited, as Initial Note A-4 Holder, DBR Investments Co. Limited, as Initial Note A-5 Holder and DBR Investments Co. Limited, as Initial Note A-6 Holder.
Exhibit 4.12	Agreement Between Noteholders, dated as of July 31, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note

A-5 Holder, Initial Note A-6 Holder and Initial Note A-7 Holder and JPMorgan Chase Bank, National Association as Initial Note B Holder.
Exhibit 4.13	Agreement Between Noteholders, dated as of August 12, 2020, by and between American General Life Insurance Company, as Initial Note A-1 Holder, American General Life Insurance Company, as Initial Note A-2 Holder, The Variable Annuity Life Insurance Company, as Initial Note A-3 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder, Goldman Sachs Bank USA, as Initial Note A-5 Holder, American Home Assurance Company, as Initial Note A-6 Holder, American Home Assurance Company, as Initial Note A-7 Holder, National Union Fire Insurance Company of Pittsburgh, PA, as Initial Note A-8 Holder and Goldman Sachs Bank USA, as Initial Note A-9 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of October 22, 2020, by and between Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of Benchmark 2020-B19 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B19 and the Uncertificated VRR Interest Owner, as Initial Note A-1-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-2-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-2-2 Holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of Benchmark 2020-B19 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B19 and the Uncertificated VRR Interest Owner, as Initial Note A-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-3-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-3-2 Holder and Citi Real Estate Funding Inc., as Initial Note A-4 Holder.
Exhibit 4.15	Agreement Between Noteholders, dated as of September 30, 2020, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA, as Initial Note A-2 Holder.
Exhibit 4.16	Agreement Between Noteholders, dated as of October 30, 2020, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA, as Initial Note A-2 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of October 30, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.18	Agreement Between Noteholders, dated as of August 28, 2020, by and among Goldman Sachs Bank USA, as Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder and Goldman Sachs Bank, as Initial Note A-3 Holder.
Exhibit 4.19	Agreement Between Noteholders, dated as of May 21, 2020, by and among Goldman Sachs Bank USA, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A-1-4 Holder, Initial Note A-1-5 Holder, Initial Note A-1-6 Holder, Initial Note A-1-7 Holder, Initial Note A-1-8 Holder, Initial Note A-1-9 Holder, Initial Note A-1-10 Holder, Initial Note A-1-11 Holder, Initial Note A-1-12 Holder, Initial Note A-1-13 Holder, Initial Note A-1-14 Holder, Initial Note A-1-15 Holder, Initial Note A-1-16 Holder and Initial Note A-1-17 Holder, and Bank of America, N.A., as Initial Note A-2-1

Holder, Initial Note A-2-2 Holder, Initial Note A-2-3 Holder and Initial Note A-2-4 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2020.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 30, 2020 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 20, 2020.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of October 30, 2020, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of October 30, 2020 between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of October 30, 2020, between Citi Real Estate Funding Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of October 30, 2020, between Goldman Sachs Mortgage Company, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 30, 2020	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
(Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Vice President